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                                                                      EXHIBIT 23




                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
ESCO Technologies Inc.:


We consent to the use of our report incorporated herein by reference.









St. Louis, Missouri
June 26, 2001